[logo - American Funds(SM)]

THE GROWTH FUND OF AMERICA

WORKING TOGETHER

[photograph: crew of rowers propelling a racing shell]
Annual Report for the year ended August 31, 2001


THE GROWTH FUND OF AMERICA(SM)

The Growth Fund of America is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

About the cover:
A crew of rowers propelling a racing shell represents the collaboration and teamwork of the American Funds' technology team.

                                               One-Year        Five-year      Lifetime*
                                               total           average        average
                                               returns         annual         annual
                                               (9/1/00-        compound       compound
                                               8/31/01)        returns        returns
                                                               (9/1/96-       (12/1/73-
                                                               8/31/01)       8/31/01)

The Growth Fund of America                     -25.3%          +20.7%         +16.9%

Standard & Poor's 500 Composite Index          -24.4           +13.3          +13.2

Lipper Growth Funds Index                      -33.3           +10.6          +12.2

Lipper Capital Appreciation Funds              -31.4           +9.3           +13.1
Index

Lipper Multi-Cap Core Funds Index              -22.7           +11.4          +12.6

Lipper Multi-Cap Growth Funds Index            -43.8           +9.9           +13.2


*Since Capital Research and Management Company began managing the fund on December 1, 1973.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge), unless otherwise indicated. Results for other share classes can be found on page 34.

Please see back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

A COMMON LINK: You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies(SM) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


FELLOW SHAREHOLDERS:

As we write this letter, the nation is coping with the aftermath of the events of September 11. All of us at American Funds extend our deepest sympathies to everyone affected by that tragedy, especially families and friends of the victims.

The horrific events occurred several days after our fiscal year ended on August
31. Those events caused the New York Stock Exchange and other markets to close for four days, the longest closing since World War I. While this did not impact the fund's results for the fiscal year, it has increased concerns among investors already skittish after a prolonged stock market decline.

FISCAL 2001 RESULTS

In last year's annual report, we asked investors to take a long-term perspective because of a "possibly volatile" year ahead. That statement proved prescient for fiscal 2001. Even though the fund held up better than most funds in our universe and most relevant indexes, it was a disappointing year for The Growth Fund of America after a string of very good ones. The value of the holdings declined 25.3% for the 12 months ended August 31, 2001, assuming reinvestment of a 14.5-cent dividend and a capital gain distribution of $4.09 per share paid in December.

These negative results should be viewed in the context of a prolonged downturn in stock prices, led by steep declines in the prices of technology and Internet-related securities. As the table on the facing page illustrates, our Lipper benchmarks experienced declines ranging from 22.7% to 43.8% for the same period. The unmanaged Standard & Poor's 500 Composite Index, a measure of large U.S. company stocks, fell 24.4%. The technology-heavy Nasdaq declined 57.1%

Over longer periods, The Growth Fund of America continues to outpace its competitors and benchmark indexes by a significant margin. The fund's average annual compound returns were 22.8% for three years, 20.7% for five years, 16.2% for 10 years and 16.9% for its 27-year lifetime.

WHAT HURT RESULTS

Technology, media and telecommunications companies, whose stocks had soared in fiscal 1999 and 2000, fared badly during the past year. Battered by excess capacity, an inventory glut and cuts in capital spending among telecommunications companies, many large well-known technology stocks have fallen 85% or more. They include PMC-Sierra, a designer of semiconductors for high-speed network communications products (-87.0%); Corning, a manufacturer of optical fiber and other high-performance glass, industrial and scientific products (-89.0%); and Juniper Networks, a provider of network systems to help Internet service providers increase performance and speed (-93.5%). All three were significant fund holdings.

The impact of the technology decline on the fund was mitigated by the selling of many of these stocks during the year as we moved to a more defensive posture. In general, we have shifted to larger companies with more solid balance sheets, increasing our investments in other areas such as financial services. We sold some technology stocks that we felt were overvalued and bought others when they fell to what we considered to be attractive prices. Even though the fund has been primarily a seller of technology stocks in the past year, we believe that technology will remain a driving force in the global economy over the next decade, and this decline creates some potential bargains. Beginning on page 5, our feature story explains how American Funds' global team of technology analysts works.

WHAT HELPED RESULTS

Stocks in financial services, merchandising and insurance helped the fund's results. USA Education, which owns and services federally guaranteed student loans, rose 102.1%. Lowe's, one of America's largest "do-it-yourself" retailers, climbed 66.0%. Berkshire Hathaway, an insurance and reinsurance company also involved in retailing and publishing, increased 20.3%. These companies had all languished at lower prices in fiscal 1999 and 2000 while investors focused on Internet-related companies.

Cash and equivalent holdings increased to 16.7% from 14.3% a year ago. These reserves provide a cushion in troubled times and cash available to invest if stocks of our favorite companies reach bargain levels.

CHALLENGING DAYS AND MONTHS AHEAD

Human tragedies like the World Trade Center attack are difficult to understand. It's good to remember, however, that even during the bleakest of times, the U.S. stock market has always recovered. We looked at what happened to the stock market after major events such as the bombing of Pearl Harbor, the John F. Kennedy assassination and the Gulf War. At one year and five years after each incident, the market, as represented by the S&P 500, was higher. Each event is distinct, but we believe the country and its economy remain sound.

It's also important to note that our fund's portfolio counselors have been through tough times before. The six counselors, who each manage a portion of the fund's assets, are all veterans with an average of 25 years' experience in the investment business with Capital Research and Management Company, the fund's investment adviser.

At times like these, it's especially important to take a long-term perspective toward your investments and not to underestimate the power of the American economy to recover. We look forward to communicating with you again in six months.
C
ordially,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman of the Board

/s/ James E. Drasdo
James E. Drasdo
President

October 11, 2001

As you will notice in the mountain chart, the fund is using two new indexes this year for comparative purposes - the Lipper Multi-Cap Growth Funds Index and the Lipper Multi-Cap Core Funds Index. These indexes were developed by Lipper Inc. to more effectively track the results of growth funds. They replace the Lipper Growth Funds Index and the Lipper Capital Appreciation Funds Index, which were used in last year's mountain chart and which will eventually be phased out by Lipper Inc. The fund uses both indexes because we feel that no one index exactly compares to GFA.


THE VALUE OF A LONG-TERM PERSPECTIVE
 How a $10,000 investment has grown
[mountain chart]

Average annual compound returns
(based on a $1,000 investment with all distributions reinvested)
Class A shares* (reflecting 5.75% maximum sales charge)

                                   Periods ended

                                   8/31/01                     9/30/2001
                                                               (the most recent
                                                               calendar quarter)

One year                           -29.57%                     -36.00%
Five years                         +19.23%                     +14.71%
10 years                           +15.51%                     +14.00%

*Results for other share classes can be found on page 34.

                                Lipper   Standard &
            The Growth       Multi-Cap   Poor's 500   Lipper Multi-   Consumer
              Fund of             Core   Composite    Cap Growth      Price Index     Original
Year           America     Funds Index   Index        Funds Index     (inflation)   Investment
1974*            $7,874        $190,534       $7,738          $67,251       $10,893      $10,000
1975             $9,792        $242,373       $9,784          $80,851       $11,830      $10,000
1976            $11,165        $287,605      $12,056          $92,280       $12,505      $10,000
1977            $12,377        $287,152      $11,825          $94,358       $13,333      $10,000
1978            $20,136        $352,769      $13,294         $127,070       $14,379      $10,000
1979            $23,595        $399,684      $14,831         $145,851       $16,078      $10,000
1980            $31,496        $491,993      $17,533         $191,801       $18,148      $10,000
1981            $35,383        $521,151      $18,459         $208,203       $20,109      $10,000
1982            $38,595        $543,123      $19,055         $219,198       $21,285      $10,000
1983            $56,382        $786,418      $27,503         $326,133       $21,830      $10,000
1984            $56,805        $780,241      $29,176         $314,619       $22,767      $10,000
1985            $64,493        $898,714      $34,494         $355,013       $23,529      $10,000
1986            $82,962      $1,198,115      $47,994         $476,970       $23,900      $10,000
1987           $109,730      $1,537,084      $64,621         $618,497       $24,924      $10,000
1988            $97,962      $1,265,448      $52,989         $505,645       $25,926      $10,000
1989           $136,507      $1,710,099      $73,784         $716,173       $27,146      $10,000
1990           $123,184      $1,610,808      $70,004         $652,265       $28,671      $10,000
1991           $160,815      $2,030,379      $88,899         $867,147       $29,760      $10,000
1992           $168,703      $2,155,356      $95,952         $910,985       $30,697      $10,000
1993           $210,268      $2,576,665     $110,532       $1,146,155       $31,547      $10,000
1994           $222,852      $2,754,879     $116,621       $1,185,657       $32,462      $10,000
1995           $279,811      $3,261,296     $141,605       $1,476,147       $33,312      $10,000
1996           $282,323      $3,767,122     $168,079       $1,648,570       $34,270      $10,000
1997           $391,123      $5,082,780     $236,530       $2,167,088       $35,033      $10,000
1998           $390,174      $5,017,517     $255,645       $2,074,447       $35,599      $10,000
1999           $629,203      $6,714,452     $357,444       $3,084,983       $36,405      $10,000
2000           $965,879      $8,360,841     $415,709       $4,706,411       $37,647/5/   $10,000
2001           $721,756/1,2/ $6,466,165/4/  $314,324/3/    $2,645,066/4/                 $10,000

[end mountain chart]


[begin table]

Year ended August 31       1974*        1975         1976         1977         1978         1980
TOTAL VALUE
Dividends reinvested           -         $362         283             -         254          307
Value at year-end(1)       $7,874       9,792        11,165       12,377       20,136       31,496
GFA TOTAL RETURN           (21.3)       24.4         14.0         10.9         62.7         33.5


Year ended August 31       1981         1982         1983         1984         1985         1987
TOTAL VALUE
Dividends reinvested       546          1,673        2,290        1,643        1,249        1,354
Value at year-end(1)       35,383       38,595       56,382       56,805       64,493       109,730
GFA TOTAL RETURN           12.3         9.1          46.1         0.8          13.5         32.3


Year ended August 31       1988         1989         1990         1991         1992         1994
TOTAL VALUE
Dividends reinvested       1,502        1,743        3,611        3,208        2,510        929
Value at year-end(1)       97,962       136,507      123,184      160,815      168,703      222,852
GFA TOTAL RETURN           (10.7)       39.3         (9.8)        30.5         4.9          6.0


Year ended August 31       1995         1996         1997         1998         1999         2000
TOTAL VALUE
Dividends reinvested       1,372        2,452        2,019        2,525        1,956        1,081
Value at year-end(1)       279,811      282,323      391,123      390,174      629,203      965,879
GFA TOTAL RETURN           25.6         0.9          38.5         (0.2)        61.3         53.5

Year ended August 31       2001
TOTAL VALUE
Dividends reinvested       3,900
Value at year-end (1)      721,756
GFA TOTAL RETURN           (25.3)


Average annual compound return for 27-3/4 years    16.7/1,2/

/#/For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

Past results are not predictive of future results. These indexes are unmanaged and do not reflect sales charges, commissions or expenses.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/2/Includes reinvested dividends of $41,202 and reinvested capital gain distributions of $369,777.

/3/Includes reinvested dividends of $58,951.

/4/Includes reinvested dividends.

/5/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[end chart]


AMERICAN FUNDS' TECHNOLOGY TEAM

HOW IT BEGAN AND WHY IT'S EVEN MORE
IMPORTANT IN TODAY'S MARKET

[photograph of the globe, close-up on North America]
[snapshots of individuals with dotted lines connecting to other snapshots or areas on the globe]
[photograph: crew of rowers propelling a racing shell]


After the Internet bubble burst and technology stocks tumbled over the past year and a half, many investors swore they would never invest in technology again.

The portfolio counselors and analysts who work on The Growth Fund of America
(GFA) know better. "Technology will still be a big driving force in the global economy over the next decade," says Gordon Crawford, portfolio counselor for the fund. "Right now we are in the middle of huge overcapacity in the industry and an inventory glut, but we will grow out of that. Having tremendous research capability in house, we can take advantage of the downturn in the technology market. This is a historic moment to focus on technology."

The Growth Fund of America is a broad-based growth fund with a widely diversified portfolio. Behind the scenes, it is supported by a large group of analysts who typically work in research "clusters" focused on a single industry.

We thought it would be timely to take a look at one of them: American Funds' technology team - a worldwide group of 24 investment analysts who provide research ideas and invest in a wide variety of technology stocks. They make recommendations for all of the equity funds in the American Funds group, but one of their main focuses is GFA. On any given day, analysts in Los Angeles, San Francisco, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo will be working on different facets of technology that can affect the estimated 2,000 technology-oriented companies whose shares are listed on stock exchanges.

[photographs of people interacting in a corporate environment]

IT BEGAN BEFORE PERSONAL COMPUTERS EXISTED

American Funds investment professionals have always been interested in technology companies. Most company veterans trace the beginning of the technology team to 1965. In that year, Capital Research and Management Company, investment adviser to American Funds, assigned one young analyst, Michael Shanahan, to cover technology. The job of the technology analyst included researching everything from aerospace to mainframe computers and color television. When Mike started coverage, it was a far different world. The personal computer hadn't been invented yet. Nor were there a commercial Internet, client servers or networks. Japanese companies didn't dominate consumer electronics. Long-distance telephone calls were expensive.

"In those days, the scope was so different," recalls Mike, who today is chairman of the board of Capital Research and Management Company and a portfolio counselor for GFA. "There was no need to travel overseas. Computer companies, which manufactured mainframe computers, were located in the eastern United States. Appliance and consumer electronics companies were located near Chicago."

But the relatively quiet 1960s gave way to the 1970s. Inventions and innovations ranging from the personal computer to pocket scientific calculators and videocassette recorders spurred a growth in new companies, with much of the action moving to California and the West Coast. The developments called for the addition of new investment analysts since GFA invested in many of these new companies.

[Begin Sidebar]
 "Sharing information allows you to get better and more timely perspectives on your companies and their customers."
- Mark Casey, software analyst
[End Sidebar]

The 1980s continued the technological explosion. During that decade, a company called Microsoft introduced the Windows operating system, IBM launched its personal computer, and the first CD-ROM drives hit the market. In the 1990s, the technological revolution spread around the world, with Asian and European countries becoming deeply involved in semiconductor manufacturing and the production of wireless cell phones. In 1991 the World Wide Web was launched, and by 1996 high-speed access via cable modem and telephone lines became available. To cover the worldwide investment opportunities, the team added a number of analysts who were based in Europe and Asia.

[photographs of Jim Martin]
[Begin Sidebar]
JIM MARTIN:
MENTORING THE EVOLUTION OF A TECHNOLOGY TEAM

Members of the American Funds technology team owe a large debt to Jim Martin, an investment analyst for Capital International, who provided invaluable advice and counsel to young technology analysts. Jim passed away last November at age 66.

During his 32 years as a technology analyst at Capital, Jim developed a network of several hundred contacts in the Silicon Valley and around the world. He was never too busy to help a fellow Capital technology analyst. "He was most generous with his time," says Terry McGuire, semiconductor analyst for Capital Research and Management Company.

"Jim's warnings about technology stocks at a technology team conference in February 2000 turned out to be prophetic," Terry says. "He had been through many cycles before and he knew what the business was all about." Jim stood out because he had been covering technology since 1968, whereas most technology analysts are on the younger side.

David Siminoff, portfolio counselor for GFA and media analyst, says, "Jim didn't just know the chief executive officer and the investor relations person at the Silicon Valley companies we would visit together; he would know 49 other people, including the man on the loading dock. On the way out, he would drop by to see the man loading boxes of chips onto a truck and say, $Hi, Steve, are you loading more or fewer boxes than you were six months ago?' "

[Begin Pull Quote]
"He got to know people, talked to them and then figured out implications for stocks."
- Galen Hoskin, technology analyst
[End Pull Quote]

Galen Hoskin, technology analyst, calls Jim "a fantastic mentor. There was nothing fancy to his style. He got to know people, talked to them and then figured out implications for stocks. He worked person by person."

"Jim developed this network of people who provided bits of information," says Michael Shanahan, chairman of Capital Research. "In and among themselves the bits didn't amount to much. But when he pieced them all together, they told a story - and it frequently wasn't the story that Wall Street had. Jim was one of the best."
[End Sidebar]

IMPORTANCE OF TODAY'S GLOBAL NETWORK:
ASIAN LISTENING POSTS

[photograph of corporate associate]

Today, the technology business is so global, it's extremely important for a growth fund like GFA to have a worldwide intelligence network. Consider the example of Galen Hoskin, a San Francisco-based analyst who covers semiconductors and computer software. Galen, who speaks Mandarin Chinese, formerly lived in Taiwan and Hong Kong and visits Asia often.

Taiwan is important because companies in this island country off the southeast coast of China make 75% of the world's computer motherboards. These main boards contain the circuitry for the central processing unit, keyboard and monitor for the computer. Taiwanese companies also make 50% of the world's notebook computers. It is weeks from the time that a shipment of motherboards leaves Taiwan until they end up in U.S. computers. Fortunately, the Taiwanese companies report monthly sales, and motherboard shipments are a good early indicator of the direction of the personal computer market. "It's a great listening post," says Galen.

In Tokyo, analyst Sung Lee covers the companies that make the cooling fans that go into personal computers. Every computer needs one of these fans. Sung monitors closely the output and destination of the fans. He also covers another company that makes parts that go into cell phones. All these pieces of information help our analysts and portfolio counselors develop a clear picture of what's happening in these important industries.

HOW THE TECHNOLOGY TEAM WORKS: SHARING DATA POINTS

The technology team works by intense collaboration, interaction and information exchange because data points - important bits of information backed up by numbers - in Taiwan and Tokyo might affect companies in Texas and the Silicon Valley. Says GFA portfolio counselor and team coordinator Don O'Neal, "We have a group of 24 technology analysts spread all over the globe. We hook them up weekly on a real-time basis so they can talk to one another. As a result, Alex Sheynkman, who follows computer manufacturers, knows what the Taiwanese printed circuit board manufacturers are saying. That crossflow of information can help him ascertain what will happen to the computer companies that he covers. It's pretty exciting."

"We take annual trips to Asia and Europe," Don adds, "where we visit companies together as a group. We have an esprit de corps. It's wonderful to see our analysts doing comprehensive research and having fun at the same time."

The technology team's weekly meeting lasts up to an hour-and-a-half. "It's a forum for sharing data and a freeform discussion," says Barry Crosthwaite, an analyst who covers communications equipment and oil service companies. "We float trial balloons, ideas about data points and other thoughts about industry trends. It's okay to float a half-formed thesis and see what people think about it. For example, $I am seeing these data points in the U.S.; are you seeing the same things in Europe?' We end up challenging ourselves and others. There is a lot of fresh information from around the globe. We talk about it and what it means. Someone might say, $I think this stock looks good for these reasons.' Someone else might pipe up, $I followed a stock for the same reasons once, and it turned out to be a terrible idea.' "

HOW TEAM MEMBERS MAKE MORE INFORMED INVESTMENTS AS A RESULT

Mark Casey, a software analyst, says that having the resource of other stock analysts and even bond analysts who follow technology is an important benefit. "Sharing information allows you to get better and more timely perspectives on your companies and their customers," he says.

Bond analysts were particularly helpful in one recent situation. They have a different perspective from equity analysts and are more focused on cash flows and the ability of companies to pay off debt. "This approach helped debt analysts discover the weakness of many telecommunications companies before many equity analysts did," Mark says.

At a meeting of technology analysts in Washington, D.C., last year, American Funds bond analysts warned that telecommunications debt looked shaky. Mark says that perspective helped him realize that the companies were in worse shape than was commonly recognized. "Getting that insight from our bond analysts and confirming it with our telecom equity analyst was important," says Mark, because he covers a number of companies that make and sell products to telecommunications companies.

Fresh insights also come from analysts who join the technology group from other industries and continue to cover the other companies as well. Barry Crosthwaite joined the technology team to cover communications equipment but kept his other position as an oil service analyst. Barry analyzed the communications equipment business using a model similar to the one that he used for oil services. "In the oil service business, you have to look at the revenue sources for both oil services companies and their customers," he says.

[photograph of Jim Martin and co-worker]
[Begin Sidebar]
"Technology remains an important part of the economy and the stock market...It's a great place to go hunting for investments."
- Don O'Neal, portfolio counselor
[End Sidebar]

Using this analysis for the communications equipment industry, Barry focused on the financial health of the telecommunications industry, the largest customer for communications equipment. About 60% of the telecom companies were funding growth with free cash flow and increasing their debt to high levels. He concluded they didn't have a lot of capacity to increase spending, that is, to buy more communications equipment. The other 40% of the telecommunications companies were new and were being funded by capital market investments and stock offerings. Unfortunately, this kind of funding shut down in March 2000, about the same time that the Internet stocks began a precipitous fall. Barry concluded that since the telecommunications industry was weak, the communications equipment industry was also facing a serious slowdown and GFA should reduce its holdings. The bottom line: Our analysts don't just look at cash flow of the companies they cover, they also look at the cash flow of their customers.

THE FUTURE OF THE TECHNOLOGY TEAM

Mike Shanahan says the technology team is on the right track in sharing information and working closely together. "They have to be coordinated in covering technology because, in general, one group of companies supplies another. All are interrelated. A lot of what Asia does is assembling pieces. It's nice to know how many pieces are leaving Asia. If they don't arrive, American manufacturers can't combine them into new products and ship them. If too many pieces arrive, the U.S. manufacturers can find themselves in inventory overload. Today you can't do an objective, effective job of analyzing companies without knowing about their suppliers and customers. If you don't understand that, you're just getting the party line."

[shapshots of person working, close-up]

Shareholders of GFA realize the benefits of having a coordinated, integrated global technology team working on their behalf. Many investors discovered that investing in technology stocks on your own can be a volatile and ultimately hazardous task. Says Mike, "Technology is an incredibly fast-moving arena. Tracking new products and knowing customers and new markets are essential to choosing the right investments. If you can really understand the customers, management and what's driving them, you can take a long-term perspective and take advantage of the temporary downturns."

[photographs of corporate associates, close-ups of person's hand]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

The Growth Fund of America is a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend American Funds for their clients' serious money
- money set aside for education, a home, retirement and other important dreams. What our 29 funds have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital Research's calling cards include:

- A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- AN UNPARALLELED GLOBAL RESEARCH EFFORT: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of funds. What mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The 29 American Funds offer an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

- GROWTH FUNDS
  Emphasis on long-term growth through stocks
  AMCAP Fund(R)
  EuroPacific Growth Fund(R)
  The Growth Fund of America(SM)
  The New Economy Fund(R)
  New Perspective Fund(R)
  New World Fund(SM)
  SMALLCAP World Fund(R)

- GROWTH-AND-INCOME FUNDS
  Emphasis on long-term growth and dividends through stocks
  American Mutual Fund(R)
  Capital World Growth and Income Fund(SM)
  Fundamental Investors(SM)
  The Investment Company of America(R)
  Washington Mutual Investors Fund(SM)

- EQUITY-INCOME FUNDS
  Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
  The Income Fund of America(R)

- BALANCED FUND
  Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

- BOND FUNDS
  Emphasis on current income through bonds
  American High-Income Trust(SM)
  The Bond Fund of America(SM)
  Capital World Bond Fund(R)
  Intermediate Bond Fund of America(R)
  U.S. Government Securities Fund(SM)

- TAX-EXEMPT BOND FUNDS
  Emphasis on tax-free current income through municipal bonds
  American High-Income Municipal Bond Fund(R)
  Limited Term Tax-Exempt Bond Fund of America(SM)
  The Tax-Exempt Bond Fund of America(R)

- STATE-SPECIFIC TAX-EXEMPT FUNDS
  The Tax-Exempt Fund of California(R)
  The Tax-Exempt Fund of Maryland(R)
  The Tax-Exempt Fund of Virginia(R)

- MONEY MARKET FUNDS
  Seek stable monthly income through money market instruments
  The Cash Management Trust of America(R)
  The Tax-Exempt Money Fund of America(SM)
  The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEBSITE AT AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

[close-up photograph of person]

[pie charts]


Ten largest equity holdings
Viacom                                          2.96%
AOL Time Warner                                  2.62
Lowe's Companies                                 2.59
Berkshire Hathaway                               2.04
Texas Instruments                                1.89
American International Group                     1.89
Clear Channel Communications                     1.87
Philip Morris                                    1.75
Forest Laboratories                              1.59
Fannie Mae                                       1.43



Largest industry holdings
Media                                          13.66%
Semiconductor equipment & products              11.43
Pharmaceuticals                                  7.04
Insurance                                        6.77
Software                                         4.16
Other industries                                40.29
Cash & equivalents                              16.65

 [end charts]


The Growth Fund of America
Investment Portfolio, August 31, 2001



                                                                                Shares        Market  Percent
                                                                                Amount         Value   of Net
Equity Securities (common & preferred stocks)                                                  (000)   Assets
MEDIA  -  13.66%
Viacom Inc., Class B  (1)                                                    23,828,400    $1,010,324
Viacom Inc., Class A  (1)                                                     1,629,400        69,152     2.96
AOL Time Warner Inc. (1)                                                     25,561,000       954,703     2.62
Clear Channel Communications, Inc.  (1)                                      13,606,192       683,983     1.87
Comcast Corp., Class A, special stock  (1)                                   11,550,000       423,077     1.16
News Corp. Ltd. (ADR) (Australia)                                             6,650,000       216,724
News Corp. Ltd., preferred (acquired BHC                                      6,755,399       187,462     1.11
 Communications, Inc. & Chris-Craft Industries,
 Inc.) (ADR)
Walt Disney Co.                                                              12,086,500       307,360      .84
USA Networks, Inc.  (1)                                                       9,700,000       224,652      .62
Fox Entertainment Group, Inc., Class A  (1)                                   8,720,000       213,814      .59
Adelphia Communications Corp., Class A  (1)                                   5,957,100       187,947      .52
Cox Communications, Inc., Class A  (1)                                        4,700,000       186,872      .51
TMP Worldwide Inc.  (1)                                                       2,400,000       107,640      .29
Cablevision Systems Corp. - New York Group (formerly                          2,000,000        93,400      .26
 Cablevision Systems Corp.), Class A  (1)
NTL Inc.  (1)                                                                 9,000,000        44,640      .12
Telewest Communications PLC (United Kingdom) (1)                             50,000,000        37,981      .10
Liberty Media Corp., Class A (formerly AT&T Corp.                             2,000,000        30,400      .08
 Liberty Media Group) (1)
United Pan-Europe Communications NV (Netherlands) (1)                         7,475,000         2,787      .01


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  11.43%
Texas Instruments Inc.                                                       20,802,800       688,573     1.89
Applied Materials, Inc.  (1)                                                  7,783,300       335,382      .92
Micron Technology, Inc.  (1)                                                  8,410,000       316,300      .87
KLA-Tencor Corp.  (1)                                                         5,688,500       279,533      .77
Taiwan Semiconductor Manufacturing Co. Ltd.                                 148,257,000       275,187      .75
 (Taiwan) (1)
Analog Devices, Inc.  (1)                                                     5,270,366       251,818      .69
Linear Technology Corp.                                                       5,517,700       226,667      .62
Maxim Integrated Products, Inc. (acquired Dallas                              4,875,900       225,315      .62
 Semiconductor Corp.) (1)
PMC-Sierra, Inc.  (1)                                                         7,050,000       216,788      .59
Microchip Technology Inc.  (1)                                                5,925,000       211,463      .58
Altera Corp.  (1)                                                             5,753,800      $163,408      .45
LSI Logic Corp.  (1)                                                          8,000,000       162,000      .44
Applied Micro Circuits Corp.  (1)                                            10,150,000       144,841      .40
Broadcom Corp., Class A  (1)                                                  4,250,000       136,638      .37
Samsung Electronics Co., Ltd. (South Korea)                                     880,060       131,870      .36
Agere Systems Inc.  (1)                                                      22,166,247       113,048      .31
National Semiconductor Corp.  (1)                                             2,800,000        92,540      .25
Cypress Semiconductor Corp.  (1)                                              3,650,000        78,877      .22
Teradyne, Inc. (1)                                                            1,300,000        42,614      .12
Conexant Systems, Inc.  (1)                                                   2,500,000        29,775      .08
Nikon Corp. (Japan)                                                           3,163,000        28,157      .08
ON Semiconductor Corp.  (1)                                                   6,175,000        20,439      .05


PHARMACEUTICALS  -  7.04%
Forest Laboratories, Inc.  (1)                                                7,940,600       579,743     1.59
AstraZeneca PLC (United Kingdom)                                              8,890,000       428,207
AstraZeneca PLC (ADR)                                                         1,780,000        86,330     1.41
Eli Lilly and Co.                                                             4,000,000       310,520      .85
Novartis AG (Switzerland)                                                     5,134,000       187,439
Novartis AG (ADR)                                                             1,153,643        42,073      .63
Pharmacia Corp.                                                               5,508,643       218,142      .60
Pfizer Inc                                                                    4,100,000       157,071      .43
Bristol-Myers Squibb Co.                                                      2,600,000       145,964      .40
American Home Products Corp.                                                  2,325,000       130,200      .36
Allergan, Inc.                                                                1,484,000       107,219      .29
Elan Corp., PLC (ADR) (Ireland) (1)                                           1,500,000        77,925      .21
Shire Pharmaceuticals Group PLC (ADR)                                         1,144,800        49,707
 (United Kingdom) (1)
Shire Pharmaceuticals Group PLC (1)                                             390,000         5,675      .15
Scios Inc.  (1)                                                               1,200,000        21,180      .06
Guilford Pharmaceuticals, Inc.  (1)                                             900,000        10,845      .03
IVAX Corp.  (1)                                                                 265,000         8,920      .03


INSURANCE  -  6.77%
Berkshire Hathaway Inc., Class A  (1)                                            10,700       742,580     2.04
American International Group, Inc.                                            8,800,000       688,160     1.89
XL Capital Ltd., Class A                                                      3,285,000       272,655      .75
Progressive Corp.                                                             2,035,000       263,064      .72
Marsh & McLennan Companies, Inc.                                              2,581,100       239,784      .66
Manulife Financial Corp. (Canada)                                             6,000,000       176,100      .48
Protective Life Corp.                                                         1,500,000        44,745      .12
MGIC Investment Corp.                                                           600,000        41,940      .11


SOFTWARE  -  4.16%
Microsoft Corp.  (1)                                                          7,373,800       420,675     1.15
Cadence Design Systems, Inc.  (1)                                            12,400,000       272,552      .75
Intuit Inc.  (1)                                                              5,750,600       217,258      .60
PeopleSoft, Inc.  (1)                                                         5,900,000       203,432      .56
Computer Associates International, Inc.                                       2,900,000        90,045      .25
Oracle Corp.  (1)                                                             6,946,600        84,818      .23
BEA Systems, Inc.  (1)                                                        4,300,000        69,531      .19
i2 Technologies, Inc.  (1)                                                    9,100,000        60,606      .17
National Instruments Corp.  (1)                                               1,200,000        37,644      .10
Autodesk, Inc.                                                                  901,000        34,544      .09
Macromedia, Inc.  (1)                                                         1,700,000        23,681      .06
BMC Software, Inc.  (1)                                                         300,000         4,800      .01


SPECIALTY RETAIL  -  3.56%
Lowe's Companies, Inc.                                                       25,433,200       946,115     2.59
Limited Inc.                                                                  9,486,600       133,761      .37
United Rentals, Inc.  (1)                                                     3,000,000        69,750      .19
Michaels Stores, Inc.  (1)                                                    1,600,000        67,232      .18
Circuit City Stores, Inc. - Circuit City Group                                2,500,000        41,750      .12
Gap, Inc.                                                                     2,000,000        39,300      .11


BIOTECHNOLOGY  -  2.93%
Amgen Inc.  (1)                                                               2,500,000       160,750      .44
Enzon, Inc.  (1)                                                              1,880,000       120,019      .33
Cephalon, Inc.  (1)                                                           1,690,000       100,082      .28
Millennium Pharmaceuticals, Inc.  (1)                                         3,462,500        95,219      .26
IDEC Pharmaceuticals Corp.  (1)                                               1,558,500        92,372      .25
Sepracor Inc.  (1)                                                            1,654,800        70,660      .19
OSI Pharmaceuticals, Inc.  (1)                                                1,500,000        63,600      .18
Gilead Sciences, Inc.  (1)                                                    1,000,000        60,710      .17
Cell Therapeutics, Inc.  (1)                                                  1,445,000        43,812      .12
Affymetrix, Inc.  (1) (2)                                                     2,000,000        43,400      .12
IDEXX Laboratories, Inc.  (1) (3)                                             1,700,000        41,123      .11
CuraGen Corp.  (1)                                                            2,000,000        40,780      .11
Medlmmune, Inc.  (1)                                                          1,000,000        40,150      .11
ILEX Oncology, Inc.  (1)                                                      1,254,000        37,557      .10
Genentech, Inc.  (1)                                                            500,000        22,950      .06
Amylin Pharmaceuticals, Inc.  (1) (2)                                         3,000,000        21,660      .06
Applera Corp. - Celera Genomics Group (1)                                       528,800        14,040      .04


DIVERSIFIED FINANCIALS  -  2.61%
Fannie Mae                                                                    6,823,200       519,996     1.43
USA Education Inc.                                                            1,680,000       133,073      .36
Capital One Financial Corp.                                                   2,131,200       118,516      .33
Providian Financial Corp.                                                     2,659,700       103,888      .28
Household International, Inc.                                                 1,300,000        76,830      .21


COMMUNICATIONS EQUIPMENT  -  2.48%
Nokia Corp., Class A (ADR) (Finland)                                         11,528,000       181,451      .50
Corning Inc.                                                                 13,899,100       166,928      .46
Cisco Systems, Inc.  (1)                                                      7,450,000       121,658      .33
Motorola, Inc.                                                                6,776,500       117,911      .32
Crown Castle International Corp.  (1)                                         8,900,000        90,691      .25
Telefonaktiebolaget LM Ericsson, Class B (ADR)                               17,500,000        87,150      .24
 (Sweden)
JDS Uniphase Corp.  (1)                                                      11,200,000        78,960      .22
Nortel Networks Corp. (Canada)                                                3,800,000        23,788      .07
Juniper Networks, Inc.  (1)                                                   1,150,000        16,100      .04
Nexsi Systems Corp. (formerly Nexsi Corp.),                                   1,439,084        11,699      .03
 Series C, convertible preferred  (1) (2) (4)
Redback Networks Inc.  (1)                                                    1,653,829         6,748      .02


HEALTH CARE PROVIDERS & SERVICES  -  2.27%
HCA Inc. (formerly HCA - The Healthcare Co.)                                  8,405,300       384,458     1.05
Cardinal Health, Inc.                                                         2,487,500       181,438      .50
Andrx Corp. - Andrx Group  (1)                                                2,020,000       141,986      .39
Universal Health Services, Inc., Class B  (1)                                 2,000,000        94,600      .26
WellPoint Health Networks Inc.  (1)                                             245,100        26,098      .07


COMMERCIAL SERVICES & SUPPLIES  -  2.10%
Sabre Holdings Corp., Class A  (1)                                            4,827,000       203,603      .56
Allied Waste Industries, Inc.  (1)                                            7,250,000       131,443      .36
Robert Half International Inc.  (1)                                           4,000,000        99,560      .27
Cendant Corp.  (1)                                                            5,000,000        95,350      .26
Waste Management, Inc.                                                        2,300,000        71,139      .19
Avery Dennison Corp.                                                          1,000,000        51,410      .14
Modis Professional Services, Inc.   (1)                                       4,100,000        25,461      .07
Apollo Group, Inc., Class A  (1)                                                600,000        23,622      .07
ServiceMaster Co.                                                             2,000,000        23,400      .06
Paychex, Inc.                                                                   600,000        22,242      .06
Concord EFS, Inc.  (1)                                                          400,000        20,988      .06


INDUSTRIAL CONGLOMERATES  -  2.02%
Minnesota Mining and Manufacturing Co.                                        3,000,000       312,300      .85
Tyco International Ltd.                                                       3,500,000       181,825      .50
General Electric Co.                                                          3,100,000       127,038      .35
Norsk Hydro AS (ADR) (Norway)                                                 2,700,000       117,450      .32


HOTELS, RESTAURANTS & LEISURE  -  1.87%
Starbucks Corp.  (1)                                                         18,500,000       312,095      .86
Carnival Corp.                                                                7,050,000       220,524      .60
MGM Mirage, Inc.   (1)                                                        5,149,600       150,111      .41


TOBACCO  -  1.85%
Philip Morris Companies Inc.                                                 13,450,000       637,530     1.75
R.J. Reynolds Tobacco Holdings, Inc.                                            641,666        37,056      .10


AIRLINES  -  1.57%
Southwest Airlines Co.                                                       18,796,377       336,267      .92
Continental Airlines, Inc., Class B  (1)                                      1,900,000        82,878      .23
Delta Air Lines, Inc.                                                         2,030,000        78,358      .21
AMR Corp.  (1)                                                                2,360,000        75,496      .21


OIL & GAS  -  1.54%
EOG Resources, Inc.                                                           3,750,000       118,575      .33
Devon Energy Corp.                                                            2,459,200       113,787      .31
Suncor Energy Inc. (Canada)                                                   3,831,653       106,123      .29
Shell Canada Ltd. (Canada)                                                    2,518,500        66,665      .18
Enterprise Oil PLC (United Kingdom)                                           6,500,000        55,753      .16
Pogo Producing Co.                                                            2,144,400        51,230      .14
Murphy Oil Corp.                                                                439,000        33,145      .09
Petro-Canada (Canada)                                                           600,000        15,100      .04


COMPUTERS & PERIPHERALS  -  1.48%
Network Appliance, Inc.  (1)                                                 11,081,200       143,612      .39
Sun Microsystems, Inc.  (1)                                                  10,816,600       123,850      .34
Lexmark International, Inc., Class A  (1)                                     2,000,000       104,100      .29
International Business Machines Corp.                                           550,000        55,000      .15
Compaq Computer Corp.                                                         3,300,000        40,755      .11
Dell Computer Corp.  (1)                                                      1,363,600        29,154      .08
EMC Corp.  (1)                                                                1,500,000        23,190      .07
Maxtor Corp.  (1)                                                             3,192,000        19,248      .05


AIR FREIGHT & COURIERS  -  1.37%
United Parcel Service, Inc., Class B                                          5,460,500       301,583      .83
FedEx Corp.  (1)                                                              4,700,000       197,870      .54


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.31%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                         5,300,000       193,238      .53
AT&T Corp.                                                                    5,600,000       106,624      .29
Qwest Communications International Inc.                                       4,700,000       101,050      .28
Sprint FON Group                                                              1,500,000        35,010      .10
WorldCom, Inc. - WorldCom Group  (1)                                          2,000,000        25,720      .07
Broadview Networks Holdings, Inc., Series E,                                  1,588,972        14,700      .04
 convertible preferred  (1) (2) (4)


BEVERAGES  -  1.11%
Coca-Cola Co.                                                                 2,250,000       109,508      .30
Anheuser-Busch Companies, Inc.                                                2,500,000       107,600      .29
PepsiCo, Inc.                                                                 2,250,000       105,750      .29
Adolph Coors Co., Class B                                                     1,785,000        82,646      .23


INTERNET SOFTWARE & SERVICES  -  0.89%
Yahoo! Inc.  (1)                                                             13,748,100       163,052      .44
Homestore.com, Inc.  (1)                                                      4,100,000        67,937      .19
CNET Networks, Inc.  (1)                                                      4,412,508        40,507      .11
ProAct Technologies Corp., Series C, convertible                              6,500,000        26,000      .07
 preferred  (1) (2) (4)
DoubleClick Inc.  (1)                                                         3,000,000        24,090      .07
Loudcloud, Inc.  (1) (2) (4)                                                 18,400,000         4,125      .01


BANKS  -  0.84%
Bank of America Corp.                                                         2,500,000       153,750      .42
Wells Fargo & Co.                                                             2,000,000        92,020      .25
Charter One Financial, Inc.                                                   2,100,000        61,320      .17


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.70%
Flextronics International Ltd. (Singapore) (1)                                5,490,300       120,457      .33
Jabil Circuit, Inc.  (1)                                                      2,900,000        67,019      .19
Solectron Corp.  (1)                                                          4,884,000        66,422      .18


CONTAINERS & PACKAGING  -  0.53%
Sealed Air Corp.  (1)                                                         4,180,000       167,952      .46
Owens-Illinois, Inc.  (1)                                                     4,500,000        24,885      .07


ELECTRIC UTILITIES  -  0.48%
Edison International (1)                                                     12,750,000       173,528      .48


HEALTH CARE EQUIPMENT & SUPPLIES  -  0.45%
Applera Corp. - Applied Biosystems Group                                      4,115,200       102,921      .28
Becton, Dickinson and Co.                                                     1,000,000        35,930      .10
Medtronic, Inc.                                                                 560,000        25,502      .07


ENERGY EQUIPMENT & SERVICES  -  0.45%
Baker Hughes Inc.                                                             4,300,000       141,642      .39
Schlumberger Ltd. (Netherlands Antilles)                                        462,400        22,658      .06


IT CONSULTING & SERVICES  -  0.37%
Computer Sciences Corp.  (1)                                                  2,140,000        80,464      .22
Acxiom Corp.  (1)                                                             4,293,500        54,699      .15


CHEMICALS  -  0.34%
Dow Chemical Co.                                                              3,000,000       105,180      .29
Millennium Chemicals Inc.                                                     1,425,000        19,152      .05


ROAD & RAIL  -  0.29%
Burlington Northern Santa Fe Corp.                                            3,950,000       107,085      .29


WIRELESS TELECOMMUNICATION SERVICES  -  0.26%
Vodafone Group PLC (United Kingdom)                                          16,290,000        32,563
Vodafone Group PLC (ADR)                                                      1,270,000        25,591      .16
Sprint PCS Group  (1)                                                         1,500,000        37,470      .10


OTHER  -  0.54%
BHP Billiton Ltd. (formerly BHP Ltd.) (Australia)                            12,891,661        63,572      .17
Questar Corp.                                                                 2,075,000        46,978      .13
Walgreen Co.                                                                  1,198,200        41,158      .11
eBay Inc.  (1)                                                                  547,500        30,786      .09
Paypal Inc. (formerly X.com Corp.), Series C,                                 5,400,000        14,850      .04
 convertible preferred  (1) (2) (4)


MISCELLANEOUS  -  4.08%
Other equity securities in initial period                                                   1,490,444     4.08
 of acquisition

TOTAL EQUITY SECURITIES (cost: $28,162,469,000)                                            30,410,125    83.35



                                                                             Principal        Market  Percent
                                                                                Amount         Value   of Net
Short-Term Securities                                                            (000)         (000)   Assets

U.S. Treasuries & Other Federal Agencies -  12.86%
Fannie Mae 3.28%-4.29% due 9/5/2001-2/25/2002                                $1,631,395    $1,621,137     4.44
Freddie Mac 3.30%-4.39% due 9/6/2001-1/31/2002                                1,283,368     1,276,525     3.50
Federal Home Loan Banks 3.34%-6.085% due                                      1,249,949     1,243,873     3.41
 9/5/2001-2/22/2002
United States Treasury Bills 3.30%-3.52%                                        314,400       312,365      .85
 due 10/4-12/20/2001
Federal Farm Credit Bank 3.33%-3.82%                                            134,450       133,741      .37
 due 9/6-11/26/2001
SLM Holding Corp. 3.56%-3.83% due                                               105,000       104,982      .29
 9/20/2001-2/21/2002 (5)

Corporate Short-Term Notes  -  3.95%
Household Finance Corp. 3.74%-3.82%                                              85,000        84,747      .23
 due 9/10-10/10/2001
American Express Credit Corp. 3.54%-3.65%                                        81,700        81,305      .22
 due 10/1-10/30/2001
Preferred Receivables Funding Corp. 3.40%-3.78%                                  75,000        74,839      .21
 due 9/4-11/29/2001 (2)
Monsanto Co. 3.40%-3.80% due 9/12-11/19/2001 (2)                                 75,000        74,602      .20
General Electric Capital Corp. 3.83%-3.92%                                       69,200        68,775      .19
 due 10/5-11/14/2001
Private Export Funding Corp. 3.42%-3.94%                                         67,000        66,502      .18
 due 11/7-12/4/2001 (2)
Verizon Global Funding Corp. 3.41%-3.60%                                         65,000        64,741      .18
 due 9/17-11/2/2001
Minnesota Mining & Manufacturing Co. 3.53%-3.71%                                 62,000        61,759      .17
 due 9/21-10/23/2001
Corporate Asset Funding Co. Inc. 3.43%-3.77%                                     60,500        60,245      .16
 due 9/10-11/20/2001 (2)
Electronic Data Systems Corp. 3.39%-3.42%                                        60,000        59,583      .16
 due 10/24-11/27/2001 (2)
Alcoa Inc. 3.51%-3.64% due 9/10-9/21/2001                                        57,000        56,912      .15
Merck & Co., Inc. 3.55%-3.64% due 9/6-9/11/2001                                  50,000        49,959      .14
J.P. Morgan Chase & Co. 3.47%-3.59%                                              50,000        49,798      .14
 due 9/25-10/22/2001
International Lease Finance Corp. 3.54%                                          50,000        49,778      .14
 due 10/15/2001
Walt Disney Co. 3.82% due 11/9/2001                                              50,000        49,650      .14
Marsh & McLennan Companies 3.82% due 11/16/2001 (2)                              50,000        49,637      .13
BellSouth Corp. 3.38% due 11/20/2001 (2)                                         50,000        49,619      .13
Anheuser-Busch Cos., Inc. 3.70% due 9/27/2001 (2)                                47,000        46,869      .13
Equilon Enterprises LLC 3.41%-3.62%                                              42,581        42,481      .12
 due 9/11-10/16/2001
Wachovia Corp. 3.66% due 9/19/2001                                               40,000        39,922      .11
Knight-Ridder Inc. 3.56% due 10/2/2001                                           40,000        39,873      .11
Marsh USA Inc. 3.74% due 10/5/2001 (2)                                           40,000        39,854      .11
Triple-A One Funding Corp. 3.63% due 9/18/2001 (2)                               28,500        28,448      .08
Gillette Co. 3.84% due 9/4/2001 (2)                                              25,000        24,989      .07
E.I. DuPont de Nemours & Co. 3.62% due 9/21/2001                                 25,000        24,947      .07
General Electric Capital Services Inc. 3.65%                                     25,000        24,919      .07
 due 10/2/2001
E.W. Scripps Co. 3.42%-3.75% due 9/10-11/7/2001 (2)                              25,000        24,893      .07
Kimberly-Clark Corp. 3.54% due 10/25/2001 (2)                                    25,000        24,864      .07
Archer Daniels Midland Co. 3.88% due 11/14/2001                                  25,000        24,823      .07

Non-U.S. Currency  -  0.00%
New Taiwanese Dollar                                                         NT$42,718          1,239      .00


TOTAL SHORT-TERM SECURITIES (cost: $6,131,773,000)                                          6,133,195    16.81


TOTAL INVESTMENT SECURITIES (cost: $34,294,242,000)                                        36,543,320   100.16
Excess of payables over cash and receivables                                                   58,504      .16

NET ASSETS                                                                                $36,484,816  100.00%

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
    resale may be limited to qualified institutional
     buyers; resale to public may require registration.
(3) The fund owns 5.09% of the outstanding voting security of Idexx Laboratories, Inc. and thus is considered an affiliate as defined under the Investment Company Act of 1940.
(4) Valued under procedures established by the Board of Directors.
(5) Coupon rate may change periodically.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since February 28, 2001
Agere Systems
Allergan
Amgen
Applied Micro Circuits
Broadcom
Continental Airlines
eBay
EMC
General Electric
Gilead Sciences
i2 Technologies
JDS Uniphase
Maxtor
National Semiconductor
Network Appliance
Novartis
Qwest Communications International
Samsung Electronics
Scios
Sun Microsystems
Telefonos de Mexico
TMP Worldwide
Tyco International

Equity securities eliminated from the portfolio since February 28, 2001
3Com
A. Schulman
Adaptec
Advanced Micro Devices
Affiliated Computer Services
Alexion Pharmaceuticals
ALZA
AT&T Wireless Group
Baltimore Technologies PLC
Biogen
Burlington Resources
Ceridian
Corvis
Dole Food
Fairchild Semiconductor
Genuity
Guidant
Harrah's Entertainment
Intel
iXL Enterprises
Mercury General
Murata Manufacturing
NorthPoint Communications Group
ONI Systems
Pixar
Quantum Corp. -- Hard Disk Drive
Sanmina
SCI Systems
Storage Technology
Syngenta
Terra Networks
Tumbleweed Communications
UnitedGlobalCom
WebMD

The Growth Fund of America
Financial statements

Statement of assets and liabilities
at August 31, 2001                                           (dollars in          thousands)
Assets:
Investment securities at market
 (cost: $34,294,242)                                                             $36,543,320
Cash                                                                                     146
Receivables for -
 Sales of investments                                            $53,598
 Sales of fund's shares                                          123,919
 Dividends and interest                                           14,291             191,808
                                                                                  36,735,274

Liabilities:
Payables for -
 Purchases of investments                                        172,976
 Repurchases of fund's shares                                     43,665
 Management services                                               9,966
 Other expenses                                                   23,851             250,458
Net assets at August 31, 2001                                                    $36,484,816

 Total authorized capital stock -
 2,000,000,000 shares, $0.001
 par value
 Class A shares:
  Net assets                                                                     $34,312,197
  Shares outstanding                                                           1,479,149,476
  Net asset value per share                                                           $23.20
 Class B shares:
  Net assets                                                                      $1,437,280
  Shares outstanding                                                              62,549,655
  Net asset value per share                                                           $22.98
 Class C shares:
  Net assets                                                                        $385,396
  Shares outstanding                                                              16,792,122
  Net asset value per share                                                           $22.95
 Class F shares:
  Net assets                                                                        $349,943
  Shares outstanding                                                              15,092,628
  Net asset value per share                                                           $23.19


Statement of operations
for the year ended August 31, 2001                           (dollars in          thousands)
Investment income:
Income:
 Interest                                                       $311,299
 Dividends                                                       168,097            $479,396

Expenses:
 Management services fee                                         117,924
 Distribution expenses - Class A                                  92,191
 Distribution expenses - Class B                                   9,236
 Distribution expenses - Class C                                     904
 Distribution expenses - Class F                                     177
 Transfer agent fee - Class A                                     42,445
 Transfer agent fee - Class B                                      1,288
 Administrative services fees - Class C                              362
 Administrative services fees - Class F                              176
 Reports to shareholders                                             839
 Registration statement and prospectus                             4,409
 Postage, stationery and supplies                                  5,734
 Directors' fees                                                      91
 Auditing and legal fees                                              69
 Custodian fee                                                     1,186
 Taxes other than federal income tax                                   3
 Other expenses                                                       84             277,118
Net investment income                                                                202,278

Realized gain and unrealized
 depreciation on investments:
Net realized gain                                                                    519,724
Net unrealized depreciation on investment                                        (11,956,287)
 Net realized gain and
  unrealized depreciation on investments                                         (11,436,563)
Net decrease in net assets resulting
 from operations                                                                 (11,234,285)


Statement of changes in net assets                           (dollars in          thousands)
                                                              Year ended
                                                               August 31
                                                                     2001                2000
Operations:
Net investment income                                           $202,278            $176,980
Net realized gain on investments                                 519,724           5,138,742
Net unrealized (depreciation)
 appreciation on investments                                 (11,956,287)          7,010,592
 Net (decrease) increase in net assets
  resulting from operations                                  (11,234,285)         12,326,314
Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
 Class A                                                        (171,331)            (37,243)
 Class B                                                          (1,764)                  -
Distributions from net realized gain
 on investments:
 Class A                                                      (4,839,060)         (2,644,238)
 Class B                                                         (85,701)                  -
  Total dividends and distributions                           (5,097,856)         (2,681,481)

Capital share transactions:
Proceeds from shares sold                                     12,242,560          12,180,471
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain                            4,913,898           2,584,000
 on investments
Cost of shares repurchased                                    (5,434,134)         (3,987,584)
 Net increase in net assets resulting
  from capital share transactions                             11,722,324          10,776,887
Total (decrease) increase in net assets                       (4,609,817)         20,421,720

Net assets:
Beginning of year                                             41,094,633          20,672,913
End of year (including undistributed
 net investment income: $47,027 and $71,158
 respectively)                                               $36,484,816         $41,094,633

See notes to financial statements

            The Growth Fund of America
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended August 31, 2001, non-U.S. taxes paid were $5,259,000.

CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends and other receivables and payables, on a book basis, were $17,000 for the year ended August 31, 2001

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities for federal income tax reporting purposes was $34,296,402,000.

Net unrealized appreciation on investments aggregated $2,246,918,000, $6,282,014,000 related to appreciated securities and $4,035,096,000 related to depreciated securities. For the year ended August 31, 2001, the fund realized tax basis net capital gains of $521,298,000. Net gains related to non-U.S. currency transactions of $17,000 were treated as ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $117,924,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement for monthly fees accrued daily, based on a series of rates beginning with 0.50% per annum of the first $1 billion of daily net assets decreasing to 0.276% of such assets in excess of $55 billion. For the year ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.309% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended August 31, 2001, aggregate distribution expenses were limited to $92,191,000, or 0.25% of average daily net assets attributable to Class A shares. As of August 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $5,630,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended August 31, 2001, aggregate distribution expenses were $9,236,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $904,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $177,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $18,859,000.

AFD received $28,667,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $43,733,000 was incurred during the year ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $3,836,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $538,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $144,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $853,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $18,349,917,000 and $11,677,872,000, respectively, during the year ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2001, the custodian fee of $1,186,000 includes $113,000 that was paid by these credits rather than in cash.

For the year ended August 31, 2001, the fund reclassified $53,314,000 from undistributed net investment income and $52,517,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of  August 31, 2001, net assets consisted of the following:

                                                              (dollars in thousands)
Capital paid in on shares of capital stock                               $34,190,881
Undistributed net investment income                                           47,027
Accumulated net realized loss                                                 (2,160)
Net unrealized appreciation                                                2,249,068
Net assets                                                               $36,484,816


Capital share transactions in the fund were as follows:

                                                       Year ended                            Year ended
                                                  August 31, 2001                       August 31, 2000
                                                     Amount (000)            Shares        Amount (000)            Shares
Class A Shares:
  Sold                                              $  10,078,469       365,970,401       $  11,779,150       375,822,583
  Reinvestment of dividends                             4,828,852       178,383,885           2,584,000        95,682,395
  and distributions
  Repurchased                                          (5,331,055)     (197,798,170)         (3,984,053)     (127,934,299)
   Net increase in Class A                              9,576,266       346,556,116          10,379,097       343,570,679
Class B Shares: (1)
  Sold                                                  1,358,061        50,807,747             401,321        11,944,670
                                                           85,046         3,155,713                 -                 -

  Repurchased                                             (83,616)       (3,254,165)             (3,531)         (104,310)
   Net increase in Class B                              1,359,491        50,709,295             397,790        11,840,360
Class C Shares: (2)
  Sold                                                    419,123        17,061,019                 -                 -
  Reinvestment of dividends                                   -                 -                   -                 -
  and distributions
  Repurchased                                              (6,506)         (268,897)                -                 -
   Net increase in Class C                                412,617        16,792,122                 -                 -
Class F Shares: (2)
  Sold                                                    386,907        15,619,217                 -                 -
  Reinvestment of dividends                                   -                 -                   -                 -
  and distributions
  Repurchased                                             (12,957)         (526,589)                -                 -
   Net increase in Class F                                373,950        15,092,628                 -                 -
Total net increase in fund                          $  11,722,324       429,150,161       $  10,776,887       355,411,039

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were
 not offered before March 15, 2001.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Growth Fund of America Inc. (the "Fund"), including the investment portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

October 2, 2001


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2001, the fund paid a long-term capital gain distribution of $4,924,761,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 73% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)
Share results: Class B, Class C and Class F
Average annual compound returns for periods ended September 30, 2001 (the most recent calendar quarter):


CLASS B SHARES

                                             One year         Life of
                                                              class*

Reflecting applicable
contingent deferred
sales charge (CDSC), maximum of 5%,
payable only if shares are sold              -35.56%          -21.94%
Not reflecting CDSC                          -32.64%          -19.67%

CLASS C AND CLASS F SHARES

Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

*From March 15, 2000, when B shares first became available.


Per-share data and ratios

                                                                  Class A
                                                               Year ended
                                                                August 31
                                                                      2001          2000      1999
Net asset value, beginning of year                                 $35.91        $26.20    $17.95

 Income from investment operations :
  Net investment income                                           .15 (1)       .18 (1)       .07

  Net (losses) gains on securities                             (8.62) (1)     12.77 (1)     10.48
 (both realized and unrealized)
   Total from investment operations                                 (8.47)        12.95     10.55

 Less distributions :
  Dividends (from net investment income)                             (.15)         (.04)     (.09)

  Distributions (from capital gains)                                (4.09)        (3.20)    (2.21)

   Total distributions                                              (4.24)        (3.24)    (2.30)

Net asset value, end of year                                       $23.20        $35.91    $26.20

Total return (2)                                                  (25.27)%        53.51%    61.26%

Ratios/supplemental data:

 Net assets, end of year (in millions)                            $34,312       $40,671   $20,673

 Ratio of expenses to average net assets                              .71%          .70%      .70%

 Ratio of net income to average net assets                            .56%          .58%      .28%

                                                               Year ended
                                                                August 31
                                                                      1998          1997
Net asset value, beginning of year                                 $20.14        $15.39

 Income from investment operations :
  Net investment income                                               .10           .13

  Net (losses) gains on securities                                   (.10)         5.59
 (both realized and unrealized)
   Total from investment operations                                   .00          5.72

 Less distributions :
  Dividends (from net investment income)                             (.13)         (.11)

  Distributions (from capital gains)                                (2.06)         (.86)

   Total distributions                                              (2.19)         (.97)

Net asset value, end of year                                       $17.95        $20.14

Total return (2)                                                    (.24)%        38.54%

Ratios/supplemental data:

 Net assets, end of year (in millions)                            $11,798       $11,646

 Ratio of expenses to average net assets                              .70%          .72%

 Ratio of net income to average net assets                            .48%          .73%

                                                                  Class B
                                                                     Year
                                                                    ended   March 15 to
                                                              August 31,     August 31,
                                                                     2001      2000 (3)
Net asset value, beginning of year                                 $35.79        $32.44

 Income from investment operations :
  Net investment (loss) income (1)                                   (.07)            -

  Net (losses) gains on securities                                  (8.56)         3.35
 (both realized and unrealized) (1)
   Total from investment operations                                 (8.63)         3.35

 Less distributions :
  Dividends (from net investment income)                             (.09)            -

  Distributions (from capital gains)                                (4.09)            -

   Total distributions                                              (4.18)          -

Net asset value, end of year                                       $22.98        $35.79

Total return (2)                                                  (25.83)%        10.33%

Ratios/supplemental data:

 Net assets, end of period (in millions)                           $1,437          $424

 Ratio of expenses to average net assets                             1.48%          .66%

 Ratio of net income to average net assets                              -             -


Supplemental data - all classes
                                                                  Class C       Class F

                                                              March 15 to   March 15 to
                                                               August 31,    August 31,
                                                                 2001 (3)      2001 (3)
Net asset value, beginning of year                                 $23.78        $23.92

 Income from investment operations :
  Net investment (loss) income (1)                                   (.08)          .02

  Net (losses) gains on securities                                   (.75)         (.75)
 (both realized and unrealized) (1)
   Total from investment operations                                  (.83)         (.73)

 Less distributions :
  Dividends (from net investment income)                                -             -

  Distributions (from capital gains)                                    -             -

   Total distributions                                                -             -

Net asset value, end of year                                       $22.95        $23.19

Total return (2)                                                   (3.49)%       (3.05)%

Ratios/supplemental data:

 Net assets, end of period (in millions)                             $385          $350

 Ratio of expenses to average net assets                              .80%          .38%

 Ratio of net income to average net assets                              -           .08%

                                                               Year ended
                                                                August 31
                                                                      2001          2000      1999
Portfolio turnover rate                                             35.89%        46.53%    45.61%

                                                                August 31
                                                                      1998          1997
Portfolio turnover rate                                             38.84%        34.10%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period
 shown and, accordingly, not representative of a full year (unless otherwise noted).



BOARD OF DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

JAMES E. DRASDO
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and
Management Company

ROBERT A. FOX
Livingston, California
Managing General Partner,
Fox Investments, LP;
Professor and Executive in Residence,
University of California, Davis;
former President and
Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Co-founder, VentureThink LLC and
Versura, Inc.; former Treasurer,
The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President
of the Salzburg Seminar

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

JAMES F. ROTHENBERG
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and
Management Company

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University


OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and
Management Company

DONALD D. O'NEAL
San Francisco, California
Senior Vice President of the fund
Senior Vice President,
Capital Research and
Management Company

RICHARD M. BELESON
San Francisco, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

MICHAEL T. KERR
Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

BRADLEY J. VOGT
Washington, D.C.
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

PATRICK F. QUAN
San Francisco, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

DAVID A. PRITCHETT
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and
Management Company

[American Funds(SM)]

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065
P.O. Box 659522
San Antonio, TX 78265-9522
P.O. Box 6007
Indianapolis, IN 46206-6007
P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B Shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll free, at 800/421-0180 or visit us at americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE GROWTH FUND OF AMERICA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 2001, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Printed on recycled paper
Litho in USA CDA/L/5236
Lit. No. GFA-011-1001

The Capital Group Companies
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds